DEFERRED COMPENSATION PLAN
                            FOR CERTAIN EMPLOYEES OF

                                PSEG HOLDINGS INC










                                                    AS AMENDED DECEMBER 15, 1998




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                                TABLE OF CONTENTS

                                                                           Page
                                                                          Number
                                                                          ------
1.   Purpose                                                                 1
2.   Definitions Of Terms Used In This Plan                                  1
     (a)  Account
     (b)  Assets
     (c)  Beneficiary
     (d)  Change in Control
     (e)  Company
     (f)  Compensation
     (g)  Deferred Compensation
     (h)  Disability
     (i)  Employee
     (j)  Pension Plan
     (k)  Plan
3.   Election as to Amount of Compensation That Is To Be Deferred            2
4.   How The Account Is To Be Maintained                                     2
     (a)  Establishment of Account
     (b)  Interest on Assets in the Account
     (c)  Title to be Beneficial Ownership of Assets
5.   Distribution From The Account                                           3
     (a)  Election as to the Commencement of the Distribution
     (b)  Election as to the Timing of the Distribution(s)
     (c)  Distribution in Case of Certain Disability
     (d)  Distribution in Case of Death
     (e)  Request for Change in Distribution
     (f)  Not Terminated if Transferred to Company-Owned Corporation
     (g)  Company may Distribute in Lump-Sum if Distributable Amount
          Less Than $5,000
6.   Unfunded Adjustments to Make Up For Reduced Benefit Under Pension Plan  6
7.   Assignment                                                              6
8.   Plan Does Not Constitute An Employment Agreement                        7
9.   Amendment Or Termination Of The Plan By The Company                     7
10.  What Constitutes Notice                                                 7
11.  Advance Disclaimer Of Any Waiver On The Part Of The Company             7
12.  Effect Of Invalidity Of Any Part Of The Plan                            8
13.  Plan Binding On Any Successor Owner                                     8
14.  Laws Governing This Plan                                                8
15.  Miscellaneous                                                           8


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                        TABLE OF CONTENTS--(Continued)

                                                                           Page
                                                                          Number
                                                                          ------
Schedule A - Elections In Connection With Deferral Of Compensation           9
Schedule B - Designation Of Beneficiary(ies)                                11


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               DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF

                                PSEG HOLDINGS INC

                            AMENDED DECEMBER 15, 1998

1. Purpose.

     The purpose of this Plan is to provide a method to certain select and key employees of the Company to defer compensation as provided herein.

2. Definitions Of Terms Used In This Plan.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "Account" - The Deferred Compensation Account described in Paragraph 4 of this Plan.

     (b) "Assets" - All Compensation and interest that have been credited to an Employee's Account in accordance with Paragraph 4 of this Plan.

     (c) "Beneficiary" - The individual(s) and/or entity(ies) designated and defined by Schedule B of the Plan.

     (d) "Change in Control" - The occurrence of any of the following events:

            (i) any "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Act")) is or becomes the beneficial owner within the meaning of Rule 13d-3 under the Act (a "Beneficial Owner"), directly or indirectly, of securities of Public Service Enterprise Group Incorporated ("Parent") (not including in the securities beneficially owned by such person any securities acquired directly from Parent or its affiliates) representing 25% or more of the combined voting power of Parent's then outstanding securities, excluding any person


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                  who becomes such a Beneficial Owner in connection with a
                  transaction described in clause (A) of paragraph (iii) below;
                  or

            (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 15, 1998, constitute the board of directors of Parent ("Board") and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Parent) whose appointment or election by the Board or nomination for election by Parent's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 15, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

            (iii) there is consummated a merger or consolidation of Parent or any direct or indirect wholly owned subsidiary of Parent with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of Parent outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of Parent or any subsidiary of Parent, at least 75% of the combined voting power of the securities of Parent or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of Parent (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of Parent representing 25% or more of the combined voting power of Parent's then outstanding securities; or

            (iv) the stockholders of Parent approve a plan of complete liquidation or dissolution of Parent or there is consummated an agreement for the sale or disposition by Parent of all or substantially all of Parent's assets, other than a sale or disposition by Parent of all or substantially all of Parent's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of Parent in substantially the same


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                  proportions as their ownership of Parent immediately prior to such sale.

                  Notwithstanding the foregoing subparagraphs (i), (ii), (iii) and (iv), a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Parent immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of Parent immediately following such transaction or series of transactions.

     (e) "Company" - PSEG Holdings Inc, formerly known as Enterprise Diversified Holdings Incorporated.

     (f) "Compensation" - The total remuneration paid to an Employee for services rendered to the Company, excluding the Company's cost for any public or private employee benefit plan. Compensation deferrable under this Plan shall specifically include any and all amounts transferred from the deferred compensation accounts of the Management Incentive Compensation Plan of PSEG Holdings Inc;

     (g) "Deferred Compensation" - The amount of Compensation deferred pursuant to Paragraph 3 of this Plan.

     (h) "Disability" - Disability so as to be incapable of performing further work for the Company that results in termination of employment.

     (i) "Employee" - Each employee of the Company as may be designated by the Company.

     (j) "Pension Plan" - The Pension Plan of Public Service Electric and Gas Company.

     (k) "Plan" - The Deferred Compensation Plan for Certain Employees of PSEG Holdings Inc.

3. Election As To The Amount Of Compensation That Is To Be Deferred.

     An employee may elect to defer any portion of his compensation otherwise payable for services rendered


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for the Company after the date of adoption of this Plan.

     Any such election must be made by filing with the Company an "Election in Connection with Deferral of Compensation", the form of which is attached to this Plan as Schedule A and is hereinafter referred to as "Schedule A". An Employee may change (using Schedule A for such purposes), not later than December 31 of any year, the amount of Compensation to be deferred by him with respect to the next succeeding calendar year or years. In the calendar year that an Employee first becomes eligible to participate in this Plan, such Employee may elect to defer Compensation for part of that calendar year but only if such election is made within thirty (30) days after the Employee first becomes eligible to participate in this Plan. Compensation may be deferred prospectively only, and the amount of Compensation to be deferred may be changed only with respect to future calendar years.

4. How The Account Is To Be Maintained.

     (a) Establishment of Account - The Company shall establish an Account for each Employee who elects to participate in the Plan. Each Employee's Account shall be credited at the end of each month with an amount equal to the Deferred Compensation which would have otherwise been payable to him that month.

     (b) Interest on Assets in the Account - The Assets credited to each Employee's Account shall accrue interest each calendar quarter at an annual rate equal to the rate charged by The Chase Manhattan Bank, N.A. on the first business day of such calendar quarter for prime commercial loans of 90-day maturity (based on actual numbers of days, 360 days to the year), plus 1/2 of 1%. Such interest shall be computed on the average daily balance in the Employee's Account during each calendar quarter, excluding any Assets which have been distributed from the Employee's Account during such quarter, and shall be credited to the Employee's Account and compounded on the last day of March, June, September and December, and interest on Assets distributed from an Employee's Account shall accrue in the same manner to the date of, be credited to the Employee's


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Account on the date of, and be paid with, such distribution.

     (c) Title to and Beneficial Ownership of Assets - The Plan shall be unfunded. The Company shall not be required to segregate any amounts credited to any Employee' s Account, which shall be established merely as an accounting convenience. Title to and beneficial ownership of any Assets, whether Deferred Compensation or interest credited to an Employee's Account pursuant to Paragraphs 4(a) and (b) herein above, shall at all times remain in the Company, and no Employee nor Beneficiary shall have any interest whatsoever in any specific assets of the Company. All Assets shall at all times remain solely the property of the Company subject to the claims of its general creditors and available for the Company's use for whatever purpose desired.

     5. Distribution From The Account

     (a) Election as to the Commencement of the Distribution - By election on Schedule A filed with the Company, an Employee may elect to have distribution from his Account commence either (l) within thirty (30) days after the date he ceases to be employed by the Company or, in the alliterative, (2) in the month of January of any calendar year following termination of employment elected by the Employee, but in any event, no later than the later of (a) the January of the year following the year of the Employee's 70th birthday or (b) the January following termination of employment. An Employee may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. The actual date that distribution shall commence shall be a date within the elected period to be determined by the Company in its sole discretion.

     (b) Election as to the Timing of the Distribution(s) - By election on Schedule A filed with the Company an Employee may elect to receive the distribution of his Account in the form of (l) one lump-sum payment, (2) annual distributions over a five-year period or (3) annual distributions over a 10-year period. An Employee may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. In the event a lump-sum payment is made under this Plan, the Assets credited to an Employee's


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Account, including interest at the rate provided in Paragraph 4(b) of this Plan to the date of distribution, shall be paid to the Employee on the date determined under Paragraph 5(a) of this Plan. In the case of a distribution over a period of years, the Company shall pay to the Employee on the date determined under Paragraph 5(a) of this Plan and on the yearly anniversaries of such date, annual installments of the unpaid balance of the Assets in the Employee' s Account, including interest on the unpaid balance at the rate provided in Paragraph 4(b) of this Plan to the date of distribution. The amount of each installment shall be determined by multiplying the then unpaid balance, plus accrued interest, in the Employee's Account by a fraction, the numerator of which is one and the denominator of which is the number of annual installments remaining to be paid.

     (c) Distribution in Case of Certain Disability - In the event of an Employee' s Disability prior to a calendar year elected by the Employee under Paragraph 5(a)(2) of this Plan for distribution to commence, distribution of the Employee's Account shall commence in the month following the month in which the Employee terminates employment for disability, in accordance with the Employee's election under Paragraph 5(b) of this Plan as to the form of distribution. The actual date that distribution shall commence shall be a date within such month determined by the Company in its sole discretion.

     (d) Distribution in Case of Death - In the event of an Employee's death, the balance of the Employee's Account shall be distributed to the Employee' s Beneficiary(ies) over a period of not more than five (5) years, in accordance with his election on Schedules A and B (filed with the Company) for distribution in case of death. Any change in the period over which such payments are made shall only apply to future deferrals. Such distribution shall be made in a manner consistent with Paragraph 5(b) of this Plan and shall commence in the month of January of the year after the year of the Employee's death, on a date within said month to be determined by the Company in its sole discretion. Additional annual payment for distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of an


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Employee's death after distribution of his Account has commenced, any election under this Paragraph 5(d) shall not extend the time of payment of his Account beyond the time when distribution would have been completed if he had lived. An Employee may change Beneficiary designations by filing a subsequent Schedule B with the Company.

     (e) Request for Change in Distribution - An Employee, Beneficiary or a legal representative may request a change in the timing, frequency or amount of payments made from an Employee's Account by filing a written request therefor with the Company. The Company may, in it sole discretion, grant such request only if the Company determines that an emergency beyond the control of the Employee, Beneficiary or legal representative exists and which would cause such Employee, Beneficiary or legal representative severe financial hardship if the payment of such benefits were not approved. Any such distribution for hardship shall be limited to the amount needed to meet such emergency. An Employee who makes a hardship withdrawal may not reenter this Plan for 12 months after the date of withdrawal. Any distribution under this Paragraph S(e) shall commence within 30 days after the Company grants such request for hardship withdrawal.

     (f) Employment not Terminated if Transferred to Company-owned or Commonly Controlled Corporation. - For the purposes of this Paragraph 5, an Employee shall not be deemed to have terminated his employment if he is transferred to the employ of a corporation in which the Company owned a majority equity interest or in which a majority equity interest is owned, directly or indirectly, by a company under common control with the Company.

     (g) Company may Distribute in Lump-Sum if Distributable Amount Less Than $5,000 - The Company reserves the right to make a lump-sum distribution, notwithstanding any other provision of this Plan, if the total Assets in an Employee's Account are $5,000 or less at any time after the Employee ceases to be employed by the Company.


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     6. Unfunded Adjustments To Make Up For Reduced Benefit Under Pension Plan.

     If an Employee, on termination of employment or thereafter, or a Beneficiary of the Employee under the Pension Plan, is entitled to any benefit under the Pension Plan, the Company shall pay out of its general funds a supplementary benefit (as such time after the Employee's retirement and in such manner as the Company in its sole discretion shall determine) equivalent to the excess of the amount computed in (a) below over the amount computed in (b) below:

     (a) The benefit to which the Employee or such Beneficiary would have been entitled if the Employee's Final Earnings, as defined in the Pension Plan, had included all Compensation earned which would have been included in his Final Earnings if this Plan were not in effect.

     (b) The actual benefit to which the Employee or such Beneficiary is entitled under the Pension Plan.

     7. Assignment.

     No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Employee or Beneficiary under the Plan or subject to attachment, garnishment or other legal process.

     8. Plan Does Not Constitute An Employment Agreement.

     This Plan shall not constitute a contract for the continued employment of any Employee by the Company. The Company reserves the right to modify an Employee's compensation at any time and from time to time as it considers appropriate and to terminate its employment for any reason at any time notwithstanding this Plan.

     9. Amendment Or Termination Of The Plan By The Company.

     The Board of Directors of the Company may, in its sole discretion, amend, modify or terminate this Plan at any time, provided, however, that no such amendment, modification or


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termination shall adversely affect the right of an Employee in respect of
Deferred Compensation previously earned by him which has not been paid, unless such Employee or his legal representative shall consent to such change; provided, further, that notwithstanding any other provision of this Plan, upon the occurrence of a Change in Control, the income credit calculated pursuant to Paragraph 4 may not be reduced below the prime commercial lending rate described therein.

     10. What Constitutes Notice.

     Any notice to an Employee, Beneficiary or legal representative hereunder shall be give either by delivering it or by depositing it in the United States mail, postage prepaid, addressed to his last-known address. Any notice to the Company hereunder (including the filing of Schedules A and B) shall be given either by delivering it, or depositing it in the United States mail, postage prepaid, to the Secretary of the Company, c/o Public Service Enterprise Group Incorporated, 80 Park Plaza, T-4B, P.O. Box 570, Newark, New Jersey 07101.

     11. Advance Disclaimer Of Any Waiver On The Part Of The Company.

     Failure by the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

     12. Effect On Invalidity Of Any Part Of The Plan.

     The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


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     13. Plan Binding On Any Successor Owner.

     Except as otherwise provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.

     14. Laws Governing This Plan.

     Except to the extent federal law applies, this Plan shall be governed by the laws of the State of New Jersey.

     15. Miscellaneous.

     The masculine pronoun shall mean the feminine wherever appropriate.


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                                                                      Schedule A

               DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
                          PSEG HOLDINGS INC (THE PLAN)

              Elections in Connection with Deferral of Compensation

Section 1. Election as to Compensation to be Deferred.

Note: THIS SECTION IS TO BE USED TO MAKE OR CHANGE AN ELECTION UNDER PARAGRAPH 3 OF THE PLAN, ANY CHANGE IN ELECTION MUST BE MADE NO LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR IN WHICH YOU WISH THE CHANGE TO APPLY.

I hereby elect to defer, in accordance with the provisions of the Plan:
          (a)_______________ a month of my Compensation; or
          (b)_______________ All of my Compensation in excess of S____ per year. $_________________ per year.

Section 2. Election as to Commencement of Distribution From Account

Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING AN EMPLOYEE COVERED BY THE PLAN AND (B) PRIOR TO DECEMBER 31 OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

     I hereby elect, in accordance with the provisions of the Plan, to have distribution from my Account commence:

_____(a) Within thirty (30) days after I cease to be employed by the Company.

_____(b) In the month of January, unless I am employed by the Company at such time, in which case within 30 days after I cease to be employed by the Company.

                                               Employee's Initials______________
                                               Date_____________________________


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                                                                      Schedule A


Section 3. Election as to the Timing of the Distribution.

Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING AN EMPLOYEE COVERED BY THE PLAN AND (B) PRIOR TO DECEMBER 31 OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

           I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid:

__________ (a) In one lump-sum.

__________ (b) In annual installments over a period of five (S) years.

__________ (c) In annual installments over a period of ten (10) years.

Section 4. Election As To Method Of Distribution In Case of Death.

Note: THIS SECTION TO BE USED TO SELECT THE METHOD OF DISTRIBUTION IN THE CASE OF DEATH. PERIOD SELECTED MAY NOT BE MORE THAN FIVE (5) YEARS.

           In case of my death, I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid over a period of ______ year(s) to my Beneficiary(ies) designated on Schedule B.

___________________, 19___


----------------------------------         -------------------------------------
WITNESS                                    EMPLOYEE SIGNATURE


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                                                                      Schedule B

SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my Primary Beneficiaries have predeceased me. If all Primary Beneficiaries have predeceased me and if any one or more of the Secondary Beneficiaries designated hereunder shall predecease me, such Secondary Beneficiary's share(s) shall be divided equally among the Secondary Beneficiaries.

                                  PROPORTIONATE
                                   INTEREST OF
NAME AND PRESENT ADDRESS-            SECONDARY               RELATIONSHIP
OF SECONDARY BENEFICIARY(IES)     BENEFICIARY(IES)            TO EMPLOYEE

__________________________          _______ %                   ________
__________________________
__________________________          _______ %                   ________
__________________________
__________________________          _______ %                   ________
__________________________
__________________________          _______ %                   ________
__________________________

     ESTATE - In the event I have declined to designate a Beneficiary hereunder or if all of the Beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my Estate.

Date:

---------------------------------            -----------------------------------
WITNESS                                      EMPLOYEE SIGNATURE


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